United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6447

(Investment Company Act File Number)

Federated Hermes Fixed Income Securities, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/21

Date of Reporting Period: 11/30/21

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2021

Share Class | Ticker	A | STIAX	B | SINBX	C | SINCX
	F | STFSX	Institutional | STISX	R6 | STILX

Federated Hermes Strategic Income Fund
Fund Established 1994

A Portfolio of Federated Hermes Fixed Income Securities, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2020 through November 30, 2021. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Strategic Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ending November 30, 2021, was 3.74% for Class A Shares, 2.94% for Class B Shares, 3.07% for Class C Shares, 3.77% for Class F Shares, 4.09% for Institutional Shares and 4.08% for Class R6 Shares. The total return of the Fund’s blended benchmark (Blended Index)1,2 was 1.36% for the same period. The Blended Index is comprised of 25% Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index, 40% Bloomberg US Corporate High Yield 2% Issuer Capped Index and 35% Bloomberg US Mortgage-Backed Securities Index. The total return of the Morningstar Multisector Bond Funds Average (MMBFA),3 a peer group average for the Fund, was 3.02% for the same period. The Fund’s and the MMBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the Blended Index.
During the reporting period, the most significant factors affecting the Fund’s performance relative to the Blended Index were: (a) allocation of assets among sectors; (b) the selection of securities within each of the Fund’s sectors; (c) non-U.S. dollar currency exposure;4 and (d) the effect of changing interest rates (referred to as “duration”).5 Performance was also impacted to a lesser extent by the relative performance of different maturities (referred to as the “yield curve”).6
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the Blended Index.
MARKET OVERVIEW
For the reporting period, financial markets continued to rally as progress on vaccinations against Covid-19 were approved and distributed. The momentum of the global economic recovery continued to gain speed and fiscal and monetary support continued to supply the market with excess liquidity. By the end of the period, the S&P 500® Index (S&P 500),7 was near a record high, and the average credit spread for the high-yield bond market, as measured by the Bloomberg US High Yield Corporate Bond Index, had fallen 74 basis points to 338 basis points. Yields on Treasury bonds were generally higher across the yield curve, reflecting both higher growth and increased inflation expectations. While the gains in the financial markets were steady throughout the reporting period, the re-opening of certain sectors of the global economy was somewhat uneven as the pandemic continued to present new challenges.
Annual Shareholder Report

During the reporting period, the U.S. economy continued to add jobs at a rapid pace. The unemployment rate began the period at 6.7% and fell to 4.2% by the end of the period. However, there was a bit of a paradox as some people continued to collect extended unemployment benefits while the number of open jobs in the U.S. reached record numbers. The reluctance by workers to return to their old jobs, many leaving the workforce either due to retirement or starting a small business, created a supply shortage of qualified workers in many industries. The shortage of workers led to increased labor strikes and increased job switching for higher wages. As unit labor costs rose and productivity declined, the U.S. economy found itself facing wage cost inflation for the first time in decades. Along with wage pressures, the global logistics supply chain experienced disruptions that led to high input cost for raw materials and finished goods. Taken together, the shortage of key inputs and labor costs dramatically altered the view of the Federal Reserve (the “Fed”) as to the persistence of future inflation and created a meaningful shift in its outlook for the path of monetary policy.
At the beginning of the period, the Fed was consistently communicating that it intended to keep an accommodative monetary policy of monthly bond purchases and did not expect any increase in the federal funds target rate until 2023. The Fed also suggested that it saw the inflation at the time as being “transitory” and abating as the economy reopened. Markets initially accepted that view from the Fed and the yield curve steepened. Beginning in the middle of the year, the message changed, and the Fed acknowledged that inflation was now more persistent than it had predicted, and it would in fact begin to taper its quantitative easing by March of 2022. The change in Fed posture, coupled with incoming economic data pointing to even higher inflation, led to a dramatic flattening of the yield curve in the second half of 2021. At the end of the reporting period, the market expectations priced in up to three rate hikes of 25 basis points by the Fed in 2022.
In the U.S. fixed-income markets, higher rates caused short duration bonds to outperform long duration bonds. For example, the 2-year Treasury returned -0.28% over the reporting period compared to -2.38% for the 5-year, -3.76% for the 10-year and -4.02% for the 30-year.
Annual Shareholder Report

The Bloomberg US Corporate Bond Index8 had a total return of -0.96% with an excess return of 1.80% over the reporting period, and the Bloomberg US High Yield 2% Issuer Capped Index9 returned 5.27% with an excess return of 6.35% over similar duration Treasury bonds. The improvement in corporate earnings was clearly reflected in the performance of both investment-grade credit and the high-yield bond market. Investors were willing to accept the risk of buying bonds in the lower-credit quality spectrum to earn higher returns. Looking at the higher end of the credit rating spectrum during the reporting period, “AA”-rated corporate bonds had an excess return of 1.02%. In the middle of the range, “BBB”- and “BB”-rated bonds had excess returns of 2.79% and 5.65%, respectively. Finally, in the lower-credit quality tier, “B”- and “CCC”-rated bonds had excess returns of 5.40% and 10.65%, respectively.
The U.S. dollar was stronger against most foreign currencies, particularly following the summer months as the Fed’s posture began to indicate that the taper would begin sooner than markets had anticipated and the market expectations for when the Fed would begin to hike rates were pulled forward. Many emerging-market economies, that have less ability to allow inflation to rise without adjusting monetary policy, began to aggressively hike their policy rates over the course of the summer. As local interest rates in these developing countries increased, it caused the price of their bonds to decline. The Bloomberg Emerging Market USD Aggregate Index had a total return of -1.13% and an excess return of 1.04% over the reporting period.
Finally, higher-quality spread products such as mortgage-backed securities (MBS), underperformed the lower credit quality corporate bonds. For the reporting period, the Bloomberg Mortgage-Backed Securities Index had a total return of -0.95% and a small excess return of -0.68% relative to U.S. Treasuries.
SECTOR ALLOCATION
Sector allocation added significantly to the Fund’s returns relative to the Blended Index for the reporting period. The Fund’s relative returns significantly benefited from its holdings of equity securities. During the reporting period, the Fund maintained a consistent overweight position to U.S. corporate credit, both investment-grade and high-yield, an equal weight to emerging-market debt and an underweight to MBS securities. All of these positions benefited relative performance as the overweighted sectors outperformed the Blended Index while the underweighted sectors underperformed.
Annual Shareholder Report

The Fund utilized several types of derivatives during the reporting period including exchange-traded equity index options and options (both exchange-traded or over-the-counter) on ETFs that track specific sectors of the fixed-income credit markets and credit default swaps. The Fund’s usage of these derivatives was both as short-term hedges to the underlying positions in the portfolio as well as to generate additional income. The derivative transactions had a material positive impact on sector performance during the reporting period.
security selection
The Fund’s aggregate security selection was positive for the reporting period. Strong security selection within the emerging-market, MBS and investment-grade corporate allocations positively contributed to relative performance. Security selection within the high-yield bond allocation was slightly negative relative to the Bloomberg US High Yield 2% Issuer Capped Index.
currency
The Fund uses various types of derivative securities including over-the-counter forward contracts and options to either hedge non-U.S. dollar exposure or to take an active view on the appreciation or depreciation of a foreign currency versus the U.S. dollar. For the reporting period, the Fund’s currency positions materially benefited the Fund’s relative performance versus the Blended Index.
DURATION and yield curve
The Fund uses various types of derivative securities10 including exchange-traded futures contracts and options to manage the Fund’s duration. These derivative positions were utilized to manage the Fund’s overall sensitivity to changes in interest rates and yield curve shape. Over the course of the reporting period, the Fund’s average duration was approximately 3.55 years, approximately 87% of the Blended Index. During the reporting period, the Fund’s duration varied in a range typically between 80% and 102% of the Blended Index duration. For the reporting period, the Fund’s shorter average duration was beneficial to its relative performance compared to the Blended Index. The benefit from duration was mostly offset by yield curve positioning, as the yield curve flattened during the second half of the reporting period.
Annual Shareholder Report

Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the constituents of the Blended Index.

The Fund’s broad-based securities market index is the Bloomberg US Aggregate Bond Index (BAB). Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BAB. The BAB’s return for the 12-month reporting period was -1.15%. The Blended Index is being used for comparison purposes because, although it is not the Fund’s broad-based securities market index, the Fund’s Adviser believes it more closely reflects the market sectors in which the Fund invests.

Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Morningstar peer group.

International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
5
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
6
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices. The yield curve is a graph showing the comparative yields of securities in a particular class according to maturity. Securities on the long end of the yield curve have longer maturities.
7
The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*
8
The Bloomberg US Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market.*
9
High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities, and may include higher volatility and higher risk of default.
10
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
*
The Index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Strategic Income Fund (the “Fund”) from November 30, 2011 to November 30, 2021, compared to the Bloomberg U.S. Aggregate Bond Index (BAB),2 the Fund’s broad-based securities market index, a blend of indexes comprised of 25% Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BEMSAE)/40% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI)/35% Bloomberg U.S. Mortgage Backed Securities Index (BMB) (the “Blended Index”),3 and the Morningstar Multisector Bond Funds Average (MMBFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2021

■ Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■ Total returns shown for Class B Shares include the maximum contingent deferred sales charge of 5.50%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2021
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-0.96%	3.86%	3.96%
Class B Shares	-2.56%	3.66%	3.81%
Class C Shares	1.96%	4.04%	3.83%
Class F Shares	1.78%	4.60%	4.33%
Institutional Shares	4.09%	5.16%	4.72%
Class R6 Shares[5]	4.08%	5.14%	4.60%
BAB	-1.15%	3.65%	3.04%
Blended Index	1.36%	4.32%	5.06%
MMBFA	3.02%	4.31%	4.47%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BAB, the Blended Index and the MMBFA have been adjusted to reflect the reinvestment of dividends on securities in the indexes and average.
2
The BAB is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-through), asset-backed securities and commercial mortgage-backed securities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3
The BEMSAE is the emerging markets debt component of the Bloomberg U.S. Universal Bond Index and is generally at least 80% non-investment grade. The BHY2%ICI is an issuer-constrained version of the Bloomberg U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BMB tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The indexes are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Total Returns table, which reflect the return of the funds that currently comprise the category.
5
The Fund’s Class R6 Shares commenced operations on January 27, 2017. For the period prior to commencement of operations of the Class R6 Shares, the performance information shown is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses applicable to the Class R6 Shares since the Class R6 Shares has a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of the Class R6 Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2021, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets[2]
Corporate Debt Securities	55.5%
Mortgage-Backed Securities[3]	10.9%
Foreign Government Securities	8.5%
Cash Equivalents[4]	7.8%
Bank Loan Core Fund	5.1%
U.S. Treasury Securities	5.1%
Other Security Types[5]	4.4%
Collateralized Mortgage Obligations	0.8%
Asset-Backed Securities	0.5%
Derivative Contracts[6]	(0.7)%
Other Assets and Liabilities—Net[7]	2.1%
TOTAL	100%

1	See the Fund’s Prospectus and Statement of Additional Information for a description of these investments.
2
As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund), in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments. Affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets are listed individually in the table.

3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
5	Other Security Types consist of common stock, preferred stock, purchased options and exchange-traded funds.
6
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2021
Principal Amount, Shares or Contracts		Value
	U.S. TREASURIES— 5.1%
	Treasury Securities— 5.1%
$11,000,000	United States Treasury Bond, 2.375%, 5/15/2051	$12,463,190
10,000,000	United States Treasury Note, 0.125%, 4/30/2023	9,961,955
20,000,000	United States Treasury Note, 0.750%, 11/15/2024	19,954,688
18,000,000	United States Treasury Note, 1.625%, 5/15/2031	18,351,879
	TOTAL U.S. TREASURIES (IDENTIFIED COST $60,715,281)	60,731,712
	CORPORATE BONDS— 4.8%
	Basic Industry - Chemicals— 0.0%
135,000	Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/1/2044	179,093
	Basic Industry - Metals & Mining— 0.1%
200,000	Anglo American Capital PLC, Sr. Unsecd. Note, 144A, 3.625%, 9/11/2024	211,112
75,000	Glencore Funding LLC, Sr. Unsecd. Note, 144A, 1.625%, 4/27/2026	73,709
55,000	Glencore Funding LLC, Sr. Unsecd. Note, 144A, 3.375%, 9/23/2051	53,330
200,000	Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	275,921
	TOTAL	614,072
	Capital Goods - Aerospace & Defense— 0.1%
80,000	BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 3.850%, 12/15/2025	86,351
100,000	Boeing Co., Sr. Unsecd. Note, 2.196%, 2/4/2026	99,848
215,000	Boeing Co., Sr. Unsecd. Note, 3.625%, 2/1/2031	228,574
30,000	Boeing Co., Sr. Unsecd. Note, 3.950%, 8/1/2059	31,374
160,000	Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	170,666
65,000	Leidos, Inc., Sr. Unsecd. Note, Series WI, 2.300%, 2/15/2031	63,076
35,000	Leidos, Inc., Sr. Unsecd. Note, Series WI, 3.625%, 5/15/2025	37,384
100,000	Leidos, Inc., Sr. Unsecd. Note, Series WI, 4.375%, 5/15/2030	112,456
200,000	Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 3/1/2025	210,095
85,000	Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	90,781
200,000	Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	211,733
	TOTAL	1,342,338
	Capital Goods - Building Materials— 0.0%
20,000	Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	21,486
80,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	83,833
140,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	149,648
35,000	Carrier Global Corp., Sr. Unsecd. Note, 2.722%, 2/15/2030	35,750
	TOTAL	290,717
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Capital Goods - Construction Machinery— 0.3%
$ 3,590,000	Ashtead Capital, Inc., Sr. Unsecd. Note, 144A, 2.450%, 8/12/2031	$3,537,167
195,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	212,742
100,000	John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 3.450%, 3/7/2029	110,553
	TOTAL	3,860,462
	Capital Goods - Diversified Manufacturing— 0.1%
85,000	General Electric Co., Sr. Unsecd. Note, 3.625%, 5/1/2030	95,883
90,000	Lennox International, Inc., Sr. Unsecd. Note, 1.350%, 8/1/2025	89,369
100,000	Roper Technologies, Inc., Sr. Unsecd. Note, 1.750%, 2/15/2031	93,394
80,000	Valmont Industries, Inc., 5.250%, 10/1/2054	105,147
90,000	Valmont Industries, Inc., Sr. Unsecd. Note, 5.000%, 10/1/2044	113,677
90,000	Wabtec Corp., Sr. Unsecd. Note, 3.200%, 6/15/2025	94,436
65,000	Xylem, Inc., Sr. Unsecd. Note, 2.250%, 1/30/2031	65,391
	TOTAL	657,297
	Communications - Cable & Satellite— 0.1%
65,000	Charter Communications Operating LLC, 5.375%, 5/1/2047	78,115
60,000	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sec. Fac. Bond, 3.700%, 4/1/2051	58,298
50,000	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sec. Fac. Bond, 3.850%, 4/1/2061	47,895
50,000	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Term Loan - 1st Lien, 3.900%, 6/1/2052	50,636
325,000	Comcast Corp., Sr. Unsecd. Note, 1.500%, 2/15/2031	305,812
200,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 2/15/2028	214,908
100,000	Comcast Corp., Sr. Unsecd. Note, 3.400%, 4/1/2030	109,170
30,000	Comcast Corp., Sr. Unsecd. Note, 3.450%, 2/1/2050	32,414
200,000	Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	218,219
	TOTAL	1,115,467
	Communications - Media & Entertainment— 0.1%
35,000	Alphabet, Inc., Sr. Unsecd. Note, 1.900%, 8/15/2040	32,123
150,000	Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 3.375%, 3/1/2041	158,929
25,000	ViacomCBS, Inc., Sr. Unsecd. Note, 4.000%, 1/15/2026	27,126
100,000	ViacomCBS, Inc., Sr. Unsecd. Note, 4.950%, 1/15/2031	118,816
40,000	ViacomCBS, Inc., Sr. Unsecd. Note, 4.950%, 5/19/2050	50,597
300,000	Walt Disney Co., Sr. Unsecd. Note, 2.650%, 1/13/2031	311,751
	TOTAL	699,342
	Communications - Telecom Wireless— 0.0%
235,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	253,927
140,000	Crown Castle International Corp., Sr. Unsecd. Note, 5.200%, 2/15/2049	183,508
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Communications - Telecom Wireless— continued
$ 60,000	T-Mobile USA, Inc., 3.300%, 2/15/2051	$58,473
25,000	T-Mobile USA, Inc., Sec. Fac. Bond, 4.500%, 4/15/2050	29,285
	TOTAL	525,193
	Communications - Telecom Wirelines— 0.1%
100,000	AT&T, Inc., Sr. Unsecd. Note, 0.900%, 3/25/2024	99,385
100,000	AT&T, Inc., Sr. Unsecd. Note, 1.700%, 3/25/2026	99,908
175,000	AT&T, Inc., Sr. Unsecd. Note, 2.550%, 12/1/2033	169,308
100,000	AT&T, Inc., Sr. Unsecd. Note, 2.750%, 6/1/2031	101,672
125,000	AT&T, Inc., Sr. Unsecd. Note, 3.650%, 6/1/2051	130,087
40,000	AT&T, Inc., Sr. Unsecd. Note, 3.850%, 6/1/2060	41,920
85,000	AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	110,690
150,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	188,038
50,000	Verizon Communications, Inc., Sr. Unsecd. Note, 3.000%, 3/22/2027	52,826
65,000	Verizon Communications, Inc., Sr. Unsecd. Note, 3.550%, 3/22/2051	71,403
	TOTAL	1,065,237
	Consumer Cyclical - Automotive— 0.3%
100,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	123,685
50,000	General Motors Co., Sr. Unsecd. Note, 5.400%, 4/1/2048	64,212
25,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 4.150%, 6/19/2023	26,120
50,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 0.800%, 1/8/2024	49,615
60,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 2/10/2023	61,011
25,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 10/15/2027	24,990
3,000,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 3.000%, 2/10/2027	3,126,814
175,000	Nissan Motor Acceptance Company LLC., Sr. Unsecd. Note, 144A, 1.850%, 9/16/2026	170,010
200,000	Stellantis Finance US, Inc., 144A, 1.711%, 1/29/2027	196,336
200,000	Stellantis N.V., Sr. Unsecd. Note, 5.250%, 4/15/2023	211,818
	TOTAL	4,054,611
	Consumer Cyclical - Retailers— 0.1%
160,000	Advance Auto Parts, Inc., Sr. Unsecd. Note, Series WI, 3.900%, 4/15/2030	175,822
50,000	Alimentation Couche-Tard, Inc., Sr. Unsecd. Note, 144A, 3.550%, 7/26/2027	53,813
100,000	Alimentation Couche-Tard, Inc., Sr. Unsecd. Note, 144A, 3.800%, 1/25/2050	109,372
25,000	AutoNation, Inc., Sr. Unsecd. Note, 2.400%, 8/1/2031	24,267
45,000	AutoNation, Inc., Sr. Unsecd. Note, 4.500%, 10/1/2025	49,180
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Consumer Cyclical - Retailers— continued
$ 20,000	AutoNation, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2030	$23,170
75,000	CVS Health Corp., Sr. Unsecd. Note, 2.625%, 8/15/2024	77,587
250,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	330,800
100,000	Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 5/15/2023	103,901
60,000	Home Depot, Inc., Sr. Unsecd. Note, 2.700%, 4/15/2030	62,975
120,000	Home Depot, Inc., Sr. Unsecd. Note, 2.950%, 6/15/2029	128,037
50,000	O’Reilly Automotive, Inc., Sr. Unsecd. Note, 3.600%, 9/1/2027	54,638
	TOTAL	1,193,562
	Consumer Cyclical - Services— 0.1%
50,000	Amazon.com, Inc., Sr. Unsecd. Note, 2.100%, 5/12/2031	50,271
250,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.150%, 8/22/2027	269,351
200,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 4/1/2027	218,543
60,000	Expedia Group, Inc., Sr. Unsecd. Note, 144A, 6.250%, 5/1/2025	68,150
120,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	127,360
	TOTAL	733,675
	Consumer Non-Cyclical - Food/Beverage— 0.2%
60,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.700%, 2/1/2036	72,208
250,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.900%, 2/1/2046	317,794
50,000	Anheuser-Busch InBev Finance, Inc., 3.650%, 2/1/2026	53,868
50,000	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.600%, 4/15/2048	61,360
150,000	Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 1.850%, 9/1/2032	142,289
150,000	Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 2.750%, 1/22/2030	154,277
50,000	Constellation Brands, Inc., Sr. Unsecd. Note, 4.400%, 11/15/2025	55,117
100,000	Constellation Brands, Inc., Sr. Unsecd. Note, 5.250%, 11/15/2048	133,805
35,000	Flowers Foods, Inc., Sr. Unsecd. Note, 2.400%, 3/15/2031	34,720
50,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	54,005
90,000	International Flavors & Fragrances, Inc., Sr. Unsecd. Note, 144A, 1.832%, 10/15/2027	88,768
100,000	Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 5.085%, 5/25/2048	132,106
50,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.000%, 6/1/2026	52,117
100,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	115,885
35,000	McCormick & Co., Inc., Sr. Unsecd. Note, 2.500%, 4/15/2030	35,579
100,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 3.000%, 10/15/2030	100,572
70,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2027	75,495
155,000	Sysco Corp., Sr. Unsecd. Note, 3.300%, 7/15/2026	164,606
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Consumer Non-Cyclical - Food/Beverage— continued
$ 75,000	Sysco Corp., Sr. Unsecd. Note, 4.450%, 3/15/2048	$89,477
	TOTAL	1,934,048
	Consumer Non-Cyclical - Health Care— 0.1%
55,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.100%, 6/4/2030	54,017
80,000	Dentsply Sirona, Inc., Sr. Unsecd. Note, 3.250%, 6/1/2030	85,242
45,000	DH Europe Finance II S.a.r.l., Sr. Unsecd. Note, 2.600%, 11/15/2029	46,946
150,000	HCA, Inc., Sec. Fac. Bond, 3.500%, 7/15/2051	153,533
85,000	PerkinElmer, Inc., Sr. Unsecd. Note, 1.900%, 9/15/2028	83,020
170,000	PerkinElmer, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2029	180,439
100,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 1.215%, 10/18/2024	100,025
35,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 4.133%, 3/25/2025	37,913
	TOTAL	741,135
	Consumer Non-Cyclical - Pharmaceuticals— 0.1%
150,000	AbbVie, Inc., Sr. Unsecd. Note, 2.950%, 11/21/2026	157,962
90,000	AbbVie, Inc., Sr. Unsecd. Note, 3.200%, 11/21/2029	95,624
90,000	AbbVie, Inc., Sr. Unsecd. Note, 4.250%, 11/21/2049	108,437
200,000	AstraZeneca PLC, Sr. Unsecd. Note, 4.000%, 1/17/2029	226,286
200,000	Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 4.250%, 12/15/2025	217,853
90,000	Biogen, Inc., Sr. Unsecd. Note, 2.250%, 5/1/2030	88,142
75,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 3.400%, 7/26/2029	82,242
55,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.250%, 10/26/2049	68,721
50,000	Royalty Pharma PLC, Sr. Unsecd. Note, Series WI, 0.750%, 9/2/2023	49,742
50,000	Royalty Pharma PLC, Sr. Unsecd. Note, Series WI, 1.200%, 9/2/2025	49,082
	TOTAL	1,144,091
	Consumer Non-Cyclical - Products— 0.0%
150,000	Procter & Gamble Co., Sr. Unsecd. Note, 3.000%, 3/25/2030	163,406
	Consumer Non-Cyclical - Supermarkets— 0.0%
75,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 2/1/2047	91,571
	Consumer Non-Cyclical - Tobacco— 0.0%
80,000	Altria Group, Inc., Sr. Unsecd. Note, 2.450%, 2/4/2032	75,377
80,000	Altria Group, Inc., Sr. Unsecd. Note, 2.625%, 9/16/2026	82,805
100,000	Altria Group, Inc., Sr. Unsecd. Note, 3.700%, 2/4/2051	94,609
50,000	Bat Capital Corp., Sr. Unsecd. Note, 3.984%, 9/25/2050	48,939
100,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	134,625
	TOTAL	436,355
	Energy - Independent— 0.0%
175,000	Coterra Energy, Inc., Sr. Unsecd. Note, 144A, 4.375%, 3/15/2029	194,972
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Energy - Independent— continued
$ 170,000	Hess Corp., Sr. Unsecd. Note, 5.600%, 2/15/2041	$209,878
25,000	Marathon Oil Corp., Sr. Unsecd. Note, 4.400%, 7/15/2027	27,372
50,000	Marathon Oil Corp., Sr. Unsecd. Note, 5.200%, 6/1/2045	59,179
	TOTAL	491,401
	Energy - Integrated— 0.1%
175,000	Cenovus Energy, Inc., Sr. Unsecd. Note, 4.250%, 4/15/2027	190,844
300,000	Exxon Mobil Corp., Sr. Unsecd. Note, 3.482%, 3/19/2030	329,650
75,000	Shell International Finance B.V., Sr. Unsecd. Note, 2.750%, 4/6/2030	78,462
70,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 5/10/2046	82,308
	TOTAL	681,264
	Energy - Midstream— 0.1%
145,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	164,340
250,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	265,677
100,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.700%, 1/31/2051	105,756
75,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 4.150%, 2/1/2024	79,268
200,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	268,705
100,000	ONEOK, Inc., Sr. Unsecd. Note, 4.550%, 7/15/2028	111,840
50,000	ONEOK, Inc., Sr. Unsecd. Note, 5.200%, 7/15/2048	60,363
115,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	126,301
	TOTAL	1,182,250
	Energy - Refining— 0.2%
2,500,000	Valero Energy Corp., Sr. Unsecd. Note, 3.650%, 12/1/2051	2,461,383
160,000	Valero Energy Corp., Sr. Unsecd. Note, 4.000%, 4/1/2029	174,020
	TOTAL	2,635,403
	Financial Institution - Banking— 0.5%
150,000	Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	160,194
90,000	Bank of America Corp., Sr. Unsecd. Note, 2.299%, 7/21/2032	88,375
100,000	Bank of America Corp., Sr. Unsecd. Note, 2.572%, 10/20/2032	100,500
200,000	Bank of America Corp., Sr. Unsecd. Note, 2.592%, 4/29/2031	201,774
350,000	Bank of America Corp., Sr. Unsecd. Note, 2.687%, 4/22/2032	354,626
100,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.884%, 10/22/2030	103,442
250,000	Bank of America Corp., Sub. Note, Series MTN, 4.000%, 1/22/2025	267,566
100,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 5/16/2023	100,897
95,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.900%, 1/29/2024	100,302
275,000	Citigroup, Inc., Sr. Unsecd. Note, 2.561%, 5/1/2032	276,373
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		CORPORATE BONDS— continued
		Financial Institution - Banking— continued
$ 165,000		Citigroup, Inc., Sr. Unsecd. Note, 2.976%, 11/5/2030	$171,666
270,000		Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	290,617
270,000		Citizens Financial Group, Inc., Sub. Note, 2.638%, 9/30/2032	270,656
200,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	215,695
100,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 3/14/2028	111,183
55,000		FNB Corp. (PA), Sr. Unsecd. Note, 2.200%, 2/24/2023	55,662
200,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.615%, 4/22/2032	200,528
350,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.814%, 4/23/2029	381,566
200,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.262%, 3/13/2023	201,419
55,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 0.824%, 6/1/2025	54,360
170,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 1.953%, 2/4/2032	163,089
525,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 2.580%, 4/22/2032	529,739
90,000		Morgan Stanley, Sr. Unsecd. Note, 1.593%, 5/4/2027	89,033
250,000		Morgan Stanley, Sr. Unsecd. Note, 3.625%, 1/20/2027	270,786
200,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 2.239%, 7/21/2032	196,145
100,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 1.928%, 4/28/2032	95,611
95,875	[1]	Regional Diversified Funding, 144A, 9.250%, 3/15/2030	40,268
200,000		Truist Bank, Sub. Note, Series BKNT, 3.300%, 5/15/2026	213,567
100,000		US Bancorp, Sr. Unsecd. Note, Series MTN, 1.375%, 7/22/2030	94,480
475,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	500,196
275,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.879%, 10/30/2030	285,496
		TOTAL	6,185,811
		Financial Institution - Broker/Asset Mgr/Exchange— 0.0%
70,000		Jefferies Group LLC, Sr. Unsecd. Note, 2.750%, 10/15/2032	69,846
		Financial Institution - Finance Companies— 0.1%
250,000		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, Sr. Unsecd. Note, 3.400%, 10/29/2033	251,909
230,000		GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	278,252
		TOTAL	530,161
		Financial Institution - Insurance - Life— 0.1%
200,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	213,142
75,000		American International Group, Inc., Unsecd. Note, 3.875%, 1/15/2035	83,903
150,000		Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 4.900%, 4/1/2077	200,994
180,000		Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	213,950
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Financial Institution - Insurance - Life— continued
$ 50,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 2.125%, 6/15/2030	$49,794
	TOTAL	761,783
	Financial Institution - Insurance - P&C— 0.0%
45,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.250%, 6/15/2023	47,232
	Financial Institution - REIT - Apartment— 0.0%
195,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	211,148
50,000	Camden Property Trust, Sr. Unsecd. Note, 2.800%, 5/15/2030	52,599
165,000	UDR, Inc., Sr. Unsecd. Note, 3.100%, 11/1/2034	172,928
	TOTAL	436,675
	Financial Institution - REIT - Healthcare— 0.5%
160,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	178,685
115,000	Welltower, Inc., Sr. Unsecd. Note, 2.750%, 1/15/2031	118,476
5,000,000	Welltower, Inc., Sr. Unsecd. Note, 2.750%, 1/15/2032	5,050,557
	TOTAL	5,347,718
	Financial Institution - REIT - Office— 0.0%
90,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2027	98,300
110,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	122,547
210,000	Boston Properties LP, Sr. Unsecd. Note, 4.500%, 12/1/2028	239,084
40,000	Piedmont Operating Partnership, LP, Sr. Unsecd. Note, 2.750%, 4/1/2032	39,563
	TOTAL	499,494
	Financial Institution - REIT - Other— 0.0%
40,000	WP Carey, Inc., Sr. Unsecd. Note, 4.250%, 10/1/2026	44,148
135,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	144,138
	TOTAL	188,286
	Financial Institution - REIT - Retail— 0.0%
120,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	133,858
	Health Insurance— 0.4%
5,225,000	Centene Corp., Sr. Unsecd. Note, 2.625%, 8/1/2031	5,046,749
	Technology— 0.2%
50,000	Apple, Inc., Sr. Unsecd. Note, 3.000%, 11/13/2027	53,447
100,000	Apple, Inc., Sr. Unsecd. Note, 4.450%, 5/6/2044	129,671
72,000	Broadcom, Inc., Sr. Unsecd. Note, 4.150%, 11/15/2030	78,787
3,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.187%, 11/15/2036	2,957
90,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.419%, 4/15/2033	92,821
55,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.750%, 2/15/2051	57,317
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Technology— continued
$ 130,000	CDW LLC / CDW Finance, Sr. Unsecd. Note, 2.670%, 12/1/2026	$131,058
50,000	Dell International LLC / EMC Corp., 6.020%, 6/15/2026	58,242
85,000	Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	88,185
200,000	Experian Finance PLC., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2029	224,422
110,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	117,345
65,000	Keysight Technologies, Inc., Sr. Unsecd. Note, 3.000%, 10/30/2029	68,732
125,000	Lam Research Corp., Sr. Unsecd. Note, 4.000%, 3/15/2029	140,681
105,000	Micron Technology, Inc., Sr. Unsecd. Note, 3.366%, 11/1/2041	105,932
30,000	Micron Technology, Inc., Sr. Unsecd. Note, 4.185%, 2/15/2027	32,884
150,000	Microsoft Corp., Sr. Unsecd. Note, 3.300%, 2/6/2027	162,748
200,000	Oracle Corp., Sr. Unsecd. Note, 3.250%, 11/15/2027	211,644
150,000	Oracle Corp., Sr. Unsecd. Note, 3.650%, 3/25/2041	156,395
25,000	Skyworks Solutions, Inc., Sr. Unsecd. Note, 1.800%, 6/1/2026	24,995
80,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	88,813
45,000	VMware, Inc., Sr. Unsecd. Note, 1.400%, 8/15/2026	43,997
45,000	VMware, Inc., Sr. Unsecd. Note, 2.200%, 8/15/2031	43,857
65,000	Vontier Corp., Sr. Unsecd. Note, 144A, 1.800%, 4/1/2026	63,863
25,000	Vontier Corp., Sr. Unsecd. Note, 144A, 2.950%, 4/1/2031	24,735
	TOTAL	2,203,528
	Technology Services— 0.3%
3,175,000	Global Payments, Inc., Sr. Unsecd. Note, 2.150%, 1/15/2027	3,176,364
45,000	Verisign, Inc., Sr. Unsecd. Note, 2.700%, 6/15/2031	45,484
	TOTAL	3,221,848
	Transportation - Airlines— 0.0%
70,000	Southwest Airlines Co., Sr. Unsecd. Note, 4.750%, 5/4/2023	73,502
70,000	Southwest Airlines Co., Sr. Unsecd. Note, 5.250%, 5/4/2025	77,824
	TOTAL	151,326
	Transportation - Railroads— 0.0%
90,000	Canadian Pacific Railway Co., Sr. Unsecd. Note, 1.750%, 12/2/2026	90,104
65,000	Union Pacific Corp., Sr. Unsecd. Note, 2.400%, 2/5/2030	66,644
	TOTAL	156,748
	Transportation - Services— 0.3%
80,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 3.300%, 12/1/2026	85,469
130,000	FedEx Corp., Sr. Unsecd. Note, 4.050%, 2/15/2048	148,111
140,000	GXO Logistics, Inc., Sr. Unsecd. Note, 144A, 2.650%, 7/15/2031	138,470
75,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.400%, 11/15/2026	79,786
200,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.950%, 3/10/2025	214,349
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		CORPORATE BONDS— continued
		Transportation - Services— continued
$ 2,310,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 1.750%, 9/1/2026	$2,292,063
		TOTAL	2,958,248
		Utility - Electric— 0.2%
65,000		Ameren Corp., Sr. Unsecd. Note, 1.950%, 3/15/2027	64,993
50,000		Black Hills Corp., Sr. Unsecd. Note, 2.500%, 6/15/2030	49,851
25,000		Black Hills Corp., Sr. Unsecd. Note, 3.875%, 10/15/2049	28,006
175,000		CenterPoint Energy, Inc., Sr. Unsecd. Note, 2.650%, 6/1/2031	176,877
110,000		Dominion Energy, Inc., Sr. Unsecd. Note, Series A, 1.450%, 4/15/2026	108,793
200,000		Duke Energy Corp., Sr. Unsecd. Note, 2.450%, 6/1/2030	198,656
80,000		Duke Energy Corp., Sr. Unsecd. Note, 3.950%, 8/15/2047	89,255
40,000		FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	46,862
140,000		Kansas City Power and Light Co., Sr. Unsecd. Note, 4.200%, 3/15/2048	172,060
30,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 1.000%, 6/15/2026	29,326
110,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	114,121
155,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.150%, 4/1/2024	161,963
45,000		NiSource Finance Corp., Sr. Unsecd. Note, 3.490%, 5/15/2027	48,306
65,000		NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	78,392
55,000		Puget Energy, Inc., Sec. Fac. Bond, 2.379%, 6/15/2028	54,524
185,000		Southern Co., Jr. Sub. Note, Series B, 4.000%, 1/15/2051	188,469
185,000		Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 3/15/2027	199,490
		TOTAL	1,809,944
		Utility - Natural Gas— 0.0%
65,000		Eastern Energy Gas Holdings, Sr. Unsecd. Note, Series C, 144A, 3.900%, 11/15/2049	73,090
30,000		National Fuel Gas Co., Sr. Unsecd. Note, 2.950%, 3/1/2031	30,402
100,000		National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	113,384
180,000		Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	221,147
		TOTAL	438,023
		TOTAL CORPORATE BONDS (IDENTIFIED COST $54,463,607)	56,019,268
		COMMON STOCKS— 3.5%
		Auto Components— 0.2%
79,103	[2]	American Axle & Manufacturing Holdings, Inc.	700,853
40,306	[2]	Goodyear Tire & Rubber Co.	810,554
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		COMMON STOCKS— continued
		Auto Components— continued
4,460		Lear Corp.	$748,343
		TOTAL	2,259,750
		Chemicals— 0.1%
45,685	[2]	Koppers Holdings, Inc.	1,379,687
		Commercial Services & Supplies— 0.2%
21,640		Brinks Co. (The)	1,323,502
91,920	[2]	KAR Auction Services, Inc.	1,377,881
		TOTAL	2,701,383
		Communications Equipment— 0.1%
19,245	[2]	Lumentum Holdings, Inc.	1,669,889
		Containers & Packaging— 0.4%
84,698		Graphic Packaging Holding Co.	1,671,939
101,376	[2]	O-I Glass, Inc.	1,122,232
30,438		WestRock Co.	1,320,705
		TOTAL	4,114,876
		Electric Utilities— 0.1%
31,810		NRG Energy, Inc.	1,145,796
		Food & Staples Retailing— 0.1%
39,600	[2]	US Foods Holding Corp.	1,244,232
		Gas Utilities— 0.1%
79,921		Suburban Propane Partners LP	1,154,059
		Hotels Restaurants & Leisure— 0.2%
13,695	[2]	Boyd Gaming Corp.	802,664
30,905	[2]	Red Rock Resorts, Inc.	1,469,224
		TOTAL	2,271,888
		Independent Power Producers & Energy Traders— 0.1%
56,195		Vistra Corp.	1,117,156
		IT Services— 0.1%
17,180		Science Applications International Corp.	1,441,230
		Media— 0.8%
65,950	[2]	Altice USA, Inc.	1,044,648
169,225	[2]	Audacy, Inc.	417,986
253,511	[2]	Cumulus Media, Inc.	3,085,229
81,045	[2]	iHeartMedia, Inc.	1,589,292
216,320	[2]	Stagwell, Inc.	1,669,990
124,995	[2]	Townsquare Media, Inc.	1,581,187
156,407	[2]	Urban One, Inc.	525,528
		TOTAL	9,913,860
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		COMMON STOCKS— continued
		Metals & Mining— 0.2%
12,735		Compass Minerals International, Inc.	$619,558
64,525		Teck Resources Ltd.	1,709,267
		TOTAL	2,328,825
		Oil Gas & Consumable Fuels— 0.4%
31,869		Devon Energy Corp.	1,340,410
25,450		Enviva Partners LP/Enviva Partners Finance Corp.	1,782,263
6,261		Pioneer Natural Resources, Inc.	1,116,462
		TOTAL	4,239,135
		Pharmaceuticals— 0.1%
61,370	[2]	Bausch Health Cos, Inc.	1,463,061
		Technology Hardware Storage & Peripherals— 0.2%
11,290	[2]	Dell Technologies, Inc.	637,546
151,660	[2]	Diebold Nixdorf, Inc.	1,229,963
		TOTAL	1,867,509
		Trading Companies & Distributors— 0.1%
25,835	[2]	GMS, Inc.	1,443,401
		TOTAL COMMON STOCKS (IDENTIFIED COST $45,408,775)	41,755,737
		COLLATERALIZED MORTGAGE OBLIGATIONS— 0.6%
		Commercial Mortgage— 0.5%
$ 810,000		Bank 2018-BN12, Class A4, 4.255%, 5/15/2061	916,323
500,000	[3]	Bank 2018-BN15, Class A4, 4.407% (12-month USLIBOR +0.000%), 11/15/2061	572,958
675,000		Benchmark Mortgage Trust 2019-B11, Class A5, 3.542%, 5/15/2052	742,125
520,000		Benchmark Mortgage Trust 2021-B26, Class A2, 1.957%, 6/15/2054	526,841
1,000,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	1,048,827
1,000,000		Fontainebleau Miami Beach Trust, Class B, 3.447%, 12/10/2036	1,025,472
1,000,000		Morgan Stanley Capital I 2012-C4, Class AS, 3.773%, 3/15/2045	1,002,987
		TOTAL	5,835,533
		Federal Home Loan Mortgage Corporation REMIC— 0.1%
800,000		FHLMC REMIC, Series K070, Class A2, 3.303%, 11/25/2027	879,652
692,512		FHLMC REMIC, Series K105, Class A1, 1.536%, 3/25/2053	689,309
		TOTAL	1,568,961
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $7,145,766)	7,404,494
		ASSET-BACKED SECURITIES— 0.4%
		Student Loans— 0.4%
2,000,000		Navient Student Loan Trust 2021-GA, Class A, 1.580%, 4/15/2070	2,006,145
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		ASSET-BACKED SECURITIES— continued
		Student Loans— continued
$ 2,500,000		SMB Private Education Loan Trust 2021-E, Class A1A, 1.680%, 2/15/2051	$2,496,909
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $4,496,879)	4,503,054
		COMMERCIAL MORTGAGE-BACKED SECURITY— 0.1%
		Agency Commercial Mortgage-Backed Securities— 0.1%
1,000,000		FREMF Mortgage Trust 2013-K25 REMIC, Class B, 3.745%, 11/25/2045 (IDENTIFIED COST $1,004,153)	1,022,997
		PREFERRED STOCK— 0.0%
		Financials— 0.0%
40,000	[1,2,4]	Lehman Brothers Holdings, Inc., Pfd., 5.670% (IDENTIFIED COST $3,400)	400
		PURCHASED CALL OPTIONS— 0.4%
15,000,000	[2]	BARCLAYS AUD CALL/USD PUT (CALL-Option), Notional Amount $15,000,000.000, Exercise Price $0.72, Expiration Date 1/18/2022	118,350
20,000,000	[2]	BARCLAYS AUD CALL/USD PUT (CALL-Option), Notional Amount $20,000,000.000, Exercise Price $0.75, Expiration Date 1/18/2022	13,980
13,550,000	[2]	BARCLAYS GBP CALL/USD PUT (CALL-Option), Notional Amount $13,550,000.00, Exercise Price $1.355, Expiration Date 1/21/2022	55,677
11,625,000	[2]	BNP EUR CALL/USD PUT (CALL-Option), Notional Amount $11,625,000.000, Exercise Price $1.1625, Expiration Date 12/31/2021	17,287
17,100,000	[2]	BNP EUR CALL/USD PUT (CALL-Option), Notional Amount $17,100,000.000, Exercise Price $1.14, Expiration Date 2/16/2022	186,766
7,500	[2]	CBOE SPX Volatility Index (CALL-Option), Notional Amount $20,003,475, Exercise Price $40, Expiration Date 2/16/2022	2,043,750
5,000	[2,5]	iShares iBoxx High Yield Corporate Bond ETF (CALL-Option), Notional Amount $42,820,000, Exercise Price $87, Expiration Date12/17/2021	15,000
400	[2]	Russell 2000 Index (CALL-Option), Notional Amount $5200, Exercise Price $2,300, Expiration Date1/21/2022	2,004,000
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $3,950,603)	4,454,810
		PURCHASED PUT OPTIONS— 0.3%
20,000,000		Barclays USD PUT/RUB CALL (PUT-Option), Notional Amount $20,000,000.00, Exercise Price $69, Expiration Date 1/26/2022	34,380
15,000,000	[2]	Morgan Stanley USD PUT/CAD CALL (PUT-Option), Notional Amount $15,000,000.000, Exercise Price $1.245, Expiration Date 12/14/2021	2,655
500	[2]	Russell 2000 Index (PUT-Option), Notional Amount $109,865,000 Exercise Price $2,200.00, Expiration Date 12/17/2021	3,032,500
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	PURCHASED PUT OPTIONS— continued
1,500	United States Treasury Note 10 Year Futures, Notional Amount $870,000, Exercise Price, $129, Expiration Date12/24/2021	$210,937
	TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $2,635,591)	3,280,472
	INVESTMENT COMPANIES— 82.9%
6,334,587	Bank Loan Core Fund	60,812,038
27,616,783	Emerging Markets Core Fund	265,673,450
17,374,500	Federated Hermes Government Obligations Fund, Premier Shares, 0.03%[6]	17,374,500
23,427,969	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.04%[6]	23,430,312
74,722,387	High Yield Bond Core Fund	466,267,692
15,071,338	Mortgage Core Fund	147,548,396
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $1,003,530,948)	981,106,388
	TOTAL INVESTMENT IN SECURITIES—98.1% (IDENTIFIED COST $1,183,355,003)[7]	1,160,279,332
	OTHER ASSETS AND LIABILITIES - NET—1.9%[8]	22,710,161
	TOTAL NET ASSETS—100%	$1,182,989,493
At November 30, 2021, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Futures:
[2]United States Treasury Notes 10-Year Long Futures	15	$2,203,359	March 2022	$32,066
[2]United States Treasury Ultra Bond Long Futures	5	$1,002,813	March 2022	$26,036
Short Futures:
[2]United States Treasury Notes 10-Year Short Futures	95	$12,427,188	March 2022	$(124,159)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(66,057)
Annual Shareholder Report

At November 30, 2021, the Fund had the following outstanding written options contracts:
Counterparty	Description	Number of Contracts	Notional Amount	Expiration Date	Exercise Price	Value
Call Options:
Morgan Stanley	AUD CALL/USD PUT	(35,000,000)	$35,000,000	January 2022	$0.74	$(53,900)
Morgan Stanley	USD CALL/CAD PUT	(15,000,000)	$15,000,000	December 2021	$1.28	$(104,655)
Morgan Stanley	USD CALL/CLP PUT	(10,000,000)	$81,850	December 2021	$810.00	$(234,600)
Morgan Stanley	USD CALL/NOK PUT	(15,000,000)	$486,630	February 2022	$8.75	$(636,480)
Morgan Stanley	USD CALL/ZAR PUT	(15,000,000)	$287,895	January 2022	$15.75	$(439,095)
JP Morgan	Chicago Board Options Exchange SPX Volatility Index (3,750.000 Contracts)	(3,750)	$9,632,662	December 2021	$28.00	$(1,181,250)
JP Morgan	United States Treasury Ultra Bond (300 Contracts)	(300)	$174,000	December 2021	$162.00	$(520,313)
Credit Lyonnais Securities	USD CALL/MXN PUT	(15,000,000)	$246,015	December 2021	$21.00	$(498,015)
Capital Securities Corp.	EUR CALL/USD PUT	(25,987,500)	$25,987,500	December 2021	$1.16	$(64,709)
Barclays	USD CALL/RUB PUT	(20,000,000)	$519,080	January 2022	$73.00	$(749,680)
Bank of America N.A.	iShares iBoxx High Yield Corporate Bond ETF (15,000.000 Contracts)	(15,000)	$128,460,000	January 2022	$87.00	$(206,262)
Put Options:
Bank of America N.A.	iShares iBoxx High Yield Corporate Bond ETF (15,000 Contracts)	(15,000)	$870,000	January 2022	$84.00	$(1,247,599)
Barclays	AUD PUT/USD CALL	(20,000,000)	$127,180	January 2022	$0.71	$(239,460)
Barclays	GBP PUT/USD CALL	(40,125,000)	$209,172	January 2022	$1.34	$(545,620)
Capital Securities Corp.	EUR PUT/USD CALL	(11,400,000)	$11,400,000	December 2021	$1.11	$(24,966)
Credit Lyonnais Securities	USD PUT/MXN CALL	(15,000,000)	$15,000,000	December 2021	$19.75	$(2,550)
JP Morgan	Russell 2000 Index (500 Contracts)	(500)	$109,865,000	December 2021	$2,300.00	$(5,775,000)
Morgan Stanley	USD PUT/CLP CALL	(10,000,000)	$10,000,000	December 2021	$760.00	$(10)
Morgan Stanley	USD PUT/NOK CALL	(15,000,000)	$15,000,000	February 2022	$8.25	$(13,995)
Morgan Stanley	USD PUT/ZAR CALL	(15,000,000)	$15,000,000	January 2022	$14.50	$(7,365)
(Premium Received $5,525,991)						$(12,545,524)
Net Unrealized Appreciation/Depreciation on Futures Contracts and the value of Written Options Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2021, were as follows:
Affiliates	Value as of 11/30/2020	Purchases at Cost	Proceeds from Sales
Bank Loan Core Fund	$10,468,457	$70,656,866	$(20,000,000)
Emerging Markets Core Fund	$176,445,209	$142,456,800	$(36,000,000)
Federated Hermes Government Obligations Fund, Premier Shares*	$—	$110,990,490	$(93,615,990)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	$10,983,731	$637,036,692	$(624,590,815)
High Yield Bond Core Fund	$269,156,193	$213,575,000	$(12,000,000)
Mortgage Core Fund	$76,085,404	$119,400,000	$(44,725,250)
TOTAL OF AFFILIATED TRANSACTIONS	$543,138,994	$1,294,115,848	$(830,932,055)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 11/30/2021	Shares Held as of 11/30/2021	Dividend Income
$(693,361)	$380,076	$60,812,038	6,334,587	$1,876,886
$(19,533,978)	$2,305,419	$265,673,450	27,616,783	$13,498,737
$—	$—	$17,374,500	17,374,500	$168
$(3,766)	$4,470	$23,430,312	23,427,969	$8,614
$(4,764,717)	$301,216	$466,267,692	74,722,387	$19,373,534
$(3,203,672)	$(8,086)	$147,548,396	15,071,338	$2,642,815
$(28,199,494)	$2,983,095	$981,106,388	164,547,564	$37,400,754

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund invests in a portfolio of Federated Hermes Core Trust (“Core Trust”), which is managed by Federated Investment Management Company (the “Adviser”). Core Trust is an open-end management company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Core Fund (HYCORE), a portfolio of Core Trust, is to seek high current income. Income distributions from HYCORE are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from HYCORE are declared and paid annually, and are recorded by the Fund as capital gains. Federated Hermes, Inc. (“Federated Hermes”) receives no advisory or administrative fees from HYCORE. Copies of the HYCORE financial statements are available on the EDGAR Database on the SEC’s website or upon request from the Fund.
1
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Directors”).

2	Non-income-producing security.
3	Floating/variable note with current rate and current maturity or next reset date shown.
4	Issuer in default.
5	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $1,189,069,715.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2021.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Annual Shareholder Report

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2021, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasuries	$—	$60,731,712	$—	$60,731,712
Corporate Bonds	—	55,979,000	40,268	56,019,268
Collateralized Mortgage Obligations	—	7,404,494	—	7,404,494
Asset-Backed Securities	—	4,503,054	—	4,503,054
Commercial Mortgage-Backed Security	—	1,022,997	—	1,022,997
Purchased Call Options	4,062,750	392,060	—	4,454,810
Purchased Put Options	3,243,437	37,035	—	3,280,472
Equity Securities:
Common Stocks
Domestic	38,583,409	—	—	38,583,409
International	3,172,328	—	—	3,172,328
Preferred Stock
Domestic	—	—	400	400
Investment Companies	981,106,388	—	—	981,106,388
TOTAL SECURITIES	$1,030,168,312	$130,070,352	$40,668	$1,160,279,332
Other Financial Instruments:
Assets
Futures Contracts	$58,102	$—	$—	$58,102
Liabilities
Futures Contracts	(124,159)	—	—	(124,159)
Written Options Contracts	(8,930,424)	(3,615,100)	—	(12,545,524)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(8,996,481)	$(3,615,100)	$—	$(12,611,581)
Annual Shareholder Report

The following acronym(s) are used throughout this portfolio:
AUD	—Australian Dollar
BKNT	—Bank Notes
CAD	—Canadian Dollar
CLP	—Chilean Peso
ETF	—Exchange-Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
MXN	—Mexican Peso
NOK	—Norwegian Krone
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
RUB	—Russian Ruble
USD	—United States Dollar
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.29	$9.09	$8.60	$9.08	$8.86
Income From Investment Operations:
Net investment income (loss)[1]	0.34	0.32	0.36	0.37	0.36
Net realized and unrealized gain (loss)	0.01	0.17	0.47	(0.51)	0.24
Total From Investment Operations	0.35	0.49	0.83	(0.14)	0.60
Less Distributions:
Distributions from net investment income	(0.34)	(0.29)	(0.34)	(0.34)	(0.38)
Net Asset Value, End of Period	$9.30	$9.29	$9.09	$8.60	$9.08
Total Return[2]	3.74%	5.56%	9.87%	(1.56)%	6.85%
Ratios to Average Net Assets:
Net expenses[3]	0.93%	0.93%	0.94%	0.93%	0.96%
Net investment income	3.61%	3.55%	3.99%	4.18%	3.99%
Expense waiver/reimbursement[4]	0.10%	0.13%	0.12%	0.13%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$297,673	$292,259	$307,049	$307,761	$342,586
Portfolio turnover[5]	50%	70%	58%	48%	18%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.27	$9.08	$8.58	$9.07	$8.85
Income From Investment Operations:
Net investment income (loss)[1]	0.28	0.25	0.29	0.30	0.29
Net realized and unrealized gain (loss)	(0.01)	0.16	0.48	(0.52)	0.24
Total From Investment Operations	0.27	0.41	0.77	(0.22)	0.53
Less Distributions:
Distributions from net investment income	(0.26)	(0.22)	(0.27)	(0.27)	(0.31)
Net Asset Value, End of Period	$9.28	$9.27	$9.08	$8.58	$9.07
Total Return[2]	2.94%	4.62%	9.18%	(2.43)%	6.06%
Ratios to Average Net Assets:
Net expenses[3]	1.71%	1.72%	1.70%	1.70%	1.73%
Net investment income	2.91%	2.77%	3.27%	3.41%	3.23%
Expense waiver/reimbursement[4]	0.11%	0.12%	0.12%	0.13%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,890	$8,324	$19,567	$28,507	$46,640
Portfolio turnover[5]	50%	70%	58%	48%	18%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.28	$9.09	$8.59	$9.07	$8.85
Income From Investment Operations:
Net investment income (loss)[1]	0.27	0.25	0.29	0.30	0.29
Net realized and unrealized gain (loss)	0.02	0.16	0.48	(0.50)	0.24
Total From Investment Operations	0.29	0.41	0.77	(0.20)	0.53
Less Distributions:
Distributions from net investment income	(0.27)	(0.22)	(0.27)	(0.28)	(0.31)
Net Asset Value, End of Period	$9.30	$9.28	$9.09	$8.59	$9.07
Total Return[2]	3.07%	4.65%	9.19%	(2.30)%	6.04%
Ratios to Average Net Assets:
Net expenses[3]	1.68%	1.69%	1.68%	1.68%	1.70%
Net investment income	2.90%	2.80%	3.28%	3.43%	3.25%
Expense waiver/reimbursement[4]	0.10%	0.12%	0.12%	0.14%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$35,536	$45,955	$58,296	$76,758	$132,528
Portfolio turnover[5]	50%	70%	58%	48%	18%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.22	$9.03	$8.54	$9.02	$8.81
Income From Investment Operations:
Net investment income (loss)[1]	0.34	0.31	0.35	0.37	0.36
Net realized and unrealized gain (loss)	0.01	0.17	0.48	(0.51)	0.23
Total From Investment Operations	0.35	0.48	0.83	(0.14)	0.59
Less Distributions:
Distributions from net investment income	(0.34)	(0.29)	(0.34)	(0.34)	(0.38)
Net Asset Value, End of Period	$9.23	$9.22	$9.03	$8.54	$9.02
Total Return[2]	3.77%	5.49%	9.95%	(1.57)%	6.79%
Ratios to Average Net Assets:
Net expenses[3]	0.93%	0.93%	0.94%	0.93%	0.96%
Net investment income	3.62%	3.56%	3.99%	4.18%	3.99%
Expense waiver/reimbursement[4]	0.10%	0.12%	0.12%	0.13%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$51,221	$51,426	$53,136	$51,431	$60,561
Portfolio turnover[5]	50%	70%	58%	48%	18%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.23	$9.04	$8.55	$9.03	$8.81
Income From Investment Operations:
Net investment income (loss)[1]	0.36	0.34	0.38	0.40	0.38
Net realized and unrealized gain (loss)	0.02	0.17	0.48	(0.51)	0.25
Total From Investment Operations	0.38	0.51	0.86	(0.11)	0.63
Less Distributions:
Distributions from net investment income	(0.37)	(0.32)	(0.37)	(0.37)	(0.41)
Net Asset Value, End of Period	$9.24	$9.23	$9.04	$8.55	$9.03
Total Return[2]	4.09%	5.83%	10.28%	(1.25)%	7.23%
Ratios to Average Net Assets:
Net expenses[3]	0.61%	0.61%	0.62%	0.62%	0.64%
Net investment income	3.82%	3.87%	4.23%	4.49%	4.24%
Expense waiver/reimbursement[4]	0.15%	0.20%	0.19%	0.18%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$783,512	$246,898	$275,189	$134,398	$136,141
Portfolio turnover[5]	50%	70%	58%	48%	18%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,				Period Ended 11/30/2017[1]
	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.29	$9.10	$8.60	$9.09	$8.96
Income From Investment Operations:
Net investment income (loss)[2]	0.37	0.35	0.38	0.40	0.31
Net realized and unrealized gain (loss)	0.01	0.16	0.49	(0.52)	0.11
Total From Investment Operations	0.38	0.51	0.87	(0.12)	0.42
Less Distributions:
Distributions from net investment income	(0.37)	(0.32)	(0.37)	(0.37)	(0.29)
Net Asset Value, End of Period	$9.30	$9.29	$9.10	$8.60	$9.09
Total Return[3]	4.08%	5.80%	10.35%	(1.36)%	4.73%
Ratios to Average Net Assets:
Net expenses[4]	0.60%	0.60%	0.61%	0.61%	0.61%[5]
Net investment income	3.88%	3.88%	4.30%	4.49%	4.03%[5]
Expense waiver/reimbursement[6]	0.10%	0.12%	0.12%	0.12%	0.12%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$11,157	$5,468	$4,390	$3,790	$5,251
Portfolio turnover[7]	50%	70%	58%	48%	18%[8]

1	Reflects operations for the period from January 27, 2017 (date of initial investment) to November 30, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

7	Securities that mature are considered sales for purposes of this calculation.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2021

Assets:
Investment in securities, at value including $16,956,720 of securities loaned $981,106,388 of investment in affiliated holdings* (identified cost $1,183,355,003)	$1,160,279,332
Cash	288,033
Cash denominated in foreign currencies (identified cost $14,810)	13,695
Due from broker (Note 2)	6,855,727
Income receivable	546,241
Income receivable from affiliated holdings	3,940,039
Receivable for investments sold	64,707,822
Receivable for shares sold	1,747,771
Total Assets	1,238,378,660
Liabilities:
Payable for investments purchased	23,880,923
Payable for shares redeemed	870,443
Written options outstanding (premium received $5,525,991), at value	12,545,524
Payable for variation margin on futures contracts	395,466
Payable for collateral due to broker for securities lending (Note 2)	17,374,500
Income distribution payable	80,652
Payable for investment adviser fee (Note 5)	14,631
Payable for administrative fee (Note 5)	2,536
Payable for distribution services fee (Note 5)	24,754
Payable for other service fees (Notes 2 and 5)	74,348
Accrued expenses (Note 5)	125,390
Total Liabilities	55,389,167
Net assets for 127,787,360 shares outstanding	$1,182,989,493
Net Assets Consist of:
Paid-in capital	$1,279,482,825
Total distributable earnings (loss)	(96,493,332)
Total Net Assets	$1,182,989,493
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($297,673,020 ÷ 32,002,836 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.30
Offering price per share (100/95.50 of $9.30)	$9.74
Redemption proceeds per share	$9.30
Class B Shares:
Net asset value per share ($3,889,929 ÷ 418,954 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized	$9.28
Offering price per share	$9.28
Redemption proceeds per share (94.50/100 of $9.28)	$8.77
Class C Shares:
Net asset value per share ($35,536,384 ÷ 3,822,961 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.30
Offering price per share	$9.30
Redemption proceeds per share (99.00/100 of $9.30)	$9.21
Class F Shares:
Net asset value per share ($51,221,081 ÷ 5,548,434 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.23
Offering price per share (100/99.00 of $9.23)	$9.32
Redemption proceeds per share (99.00/100 of $9.23)	$9.14
Institutional Shares:
Net asset value per share ($783,511,821 ÷ 84,795,106 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.24
Offering price per share	$9.24
Redemption proceeds per share	$9.24
Class R6 Shares:
Net asset value per share ($11,157,258 ÷ 1,199,069 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.30
Offering price per share	$9.30
Redemption proceeds per share	$9.30

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2021

Investment Income:
Dividends (including $37,400,558 received from affiliated holdings* and net of foreign taxes withheld of $1,088)	$38,374,469
Interest	2,064,763
Net income on securities loaned (includes $196 received from affiliated holdings related to cash collateral balances) (Note 2)	5,979
TOTAL INCOME	40,445,211
Expenses:
Investment adviser fee (Note 5)	4,960,074
Administrative fee (Note 5)	707,837
Custodian fees	49,159
Transfer agent fees (Note 2)	794,150
Directors’/Trustees’ fees (Note 5)	7,481
Auditing fees	33,200
Legal fees	10,137
Portfolio accounting fees	209,771
Distribution services fee (Note 5)	338,043
Other service fees (Notes 2 and 5)	997,150
Share registration costs	140,857
Printing and postage	43,264
Taxes	150
Miscellaneous (Note 5)	36,024
TOTAL EXPENSES	8,327,297
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(877,028)
Waiver/reimbursements of other operating expenses (Notes 2 and 5)	(292,130)
TOTAL WAIVER AND REIMBURSEMENTS	(1,169,158)
Net expenses	7,158,139
Net investment income	$33,287,072
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Foreign Exchange Contracts, Futures Contracts, Written Options and Swap Contracts:
Net realized gain on investments (including net realized gain of $2,983,095 on sales of investments in affiliated holdings*)	$15,562,950
Net realized loss on foreign currency transactions	(4,590,433)
Net realized loss on foreign exchange contracts	(695,436)
Net realized gain on futures contracts	533,716
Net realized gain on written options	16,509,978
Net realized gain on swap contracts	13,438
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(28,199,494) on investments in affiliated holdings*)	(32,486,303)
Net change in unrealized appreciation of translation of assets and liabilities in foreign currency	(1,186)
Net change in unrealized appreciation of foreign exchange contracts	(123,003)
Net change in unrealized depreciation of futures contracts	(61,815)
Net change in unrealized appreciation of written options	(7,356,836)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, foreign exchange contracts, futures contracts, written options and swap contracts	(12,694,930)
Change in net assets resulting from operations	$20,592,142

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$33,287,072	$24,359,835
Net realized gain (loss)	27,334,213	(8,173,579)
Net change in unrealized appreciation/depreciation	(40,029,143)	10,457,275
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	20,592,142	26,643,531
Distributions to Shareholders:
Class A Shares	(10,713,324)	(9,315,548)
Class B Shares	(167,190)	(321,325)
Class C Shares	(1,130,730)	(1,258,620)
Class F Shares	(1,872,000)	(1,656,587)
Institutional Shares	(18,156,976)	(9,647,933)
Class R6 Shares	(303,149)	(168,039)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(32,343,369)	(22,368,052)
Share Transactions:
Proceeds from sale of shares	668,970,292	150,084,678
Net asset value of shares issued to shareholders in payment of distributions declared	31,392,160	21,505,497
Cost of shares redeemed	(155,951,371)	(243,163,912)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	544,411,081	(71,573,737)
Change in net assets	532,659,854	(67,298,258)
Net Assets:
Beginning of period	650,329,639	717,627,897
End of period	$1,182,989,493	$650,329,639
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2021
1. ORGANIZATION
Federated Hermes Fixed Income Securities, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated Hermes Strategic Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income.
Class B Shares are closed to new accounts, new investors and new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
Annual Shareholder Report

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on
Annual Shareholder Report

the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,169,158 is disclosed in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended November 30, 2021, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$290,978	$(2,341)
Class B Shares	7,210	(433)
Class C Shares	37,295	(24)
Class F Shares	46,002	—
Institutional Shares	411,431	(289,332)
Class R6 Shares	1,234	—
TOTAL	$794,150	$(292,130)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended November 30, 2021, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$754,405
Class B Shares	14,147
Class C Shares	98,534
Class F Shares	130,064
TOTAL	$997,150
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2021, the Fund did not have a liability for any
Annual Shareholder Report

uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to manage market and sector/asset class risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Annual Shareholder Report

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At November 30, 2021, the Fund had no outstanding swap contracts.
The average notional amount of swap contracts held by the Fund throughout the period was $5,769,231. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $17,809,660 and $28,265,166, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to seek to increase return and to manage currency risk. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Annual Shareholder Report

At November 30, 2021, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $762,627 and $688,292, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. The cash collateral received by the Fund exceeds the market value of the securities loaned
Annual Shareholder Report

reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2021, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$16,956,720	$17,374,500
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to seek to increase income and return, and to manage currency, duration and market risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period-end are listed in the Fund’s Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
Annual Shareholder Report

The average market value of purchased put and call options held by the Fund throughout the period was $1,122,100 and $1,900,377, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $2,474,722 and $2,737,326, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Assets		Liabilities
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts		$—	Payable for variation margin on futures contracts	$66,057*
Interest rate contracts	Purchased options, within Investment in securities, at value	210,937		—
Interest rate contracts		—	Written options outstanding, at value	520,312
Equity contracts		—	Written options outstanding, at value	8,410,112
Equity contracts	Purchased options, within Investment in securities at value	7,095,250		—
Foreign exchange contracts		—	Written options outstanding, at value	3,615,100
Foreign exchange contracts	Purchased options, within Investment in securities at value	429,095		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$7,735,282		$12,611,581

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2021
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$617,961	$—	$2,350,372	$(2,535,525)	$432,808
Equity contracts	—	(84,245)	—	(782,131)	9,257,574	8,391,198
Foreign exchange contracts	—	—	(695,436)	299,595	9,787,929	9,392,088
Credit contracts	13,438	—	—	—	—	13,438
TOTAL	$13,438	$533,716	$(695,436)	$1,867,836	$16,509,978	$18,229,532

1	The net realized gain on Purchased Options Contracts is found within the Net realized gain on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[2]	Written Options Contracts	Total
Interest rate contracts	$(61,815)	$—	$(766,388)	$(151,557)	$(979,760)
Equity contracts	—	—	1,879,009	(5,788,114)	(3,909,105)
Foreign exchange contracts	—	(123,003)	(345,199)	(1,417,165)	(1,885,367)
TOTAL	$(61,815)	$(123,003)	$767,422	$(7,356,836)	$(6,774,232)

2	The net change in unrealized depreciation of Purchased Options Contracts is found within the Net change in unrealized depreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
	Year Ended 11/30/2021		Year Ended 11/30/2020
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,760,268	$45,229,587	3,682,330	$32,892,582
Shares issued to shareholders in payment of distributions declared	1,052,751	9,971,445	973,658	8,643,882
Shares redeemed	(5,269,244)	(50,055,842)	(6,961,763)	(60,715,174)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	543,775	$5,145,190	(2,305,775)	$(19,178,710)
Annual Shareholder Report

	Year Ended 11/30/2021		Year Ended 11/30/2020
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	16,160	$153,326	31,031	$279,386
Shares issued to shareholders in payment of distributions declared	15,710	148,336	33,542	297,389
Shares redeemed	(510,638)	(4,832,968)	(1,322,686)	(11,459,208)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(478,768)	$(4,531,306)	(1,258,113)	$(10,882,433)
	Year Ended 11/30/2021		Year Ended 11/30/2020
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,176,394	$11,177,994	810,356	$7,240,043
Shares issued to shareholders in payment of distributions declared	118,982	1,125,188	138,065	1,225,932
Shares redeemed	(2,422,934)	(22,985,832)	(2,413,569)	(21,419,361)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,127,558)	$(10,682,650)	(1,465,148)	$(12,953,386)
	Year Ended 11/30/2021		Year Ended 11/30/2020
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	323,512	$3,056,385	350,255	$3,092,566
Shares issued to shareholders in payment of distributions declared	194,770	1,830,949	183,231	1,615,285
Shares redeemed	(545,810)	(5,135,405)	(841,803)	(7,318,114)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(27,528)	$(248,071)	(308,317)	$(2,610,263)
	Year Ended 11/30/2021		Year Ended 11/30/2020
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	63,755,929	$602,705,700	11,706,142	$104,646,682
Shares issued to shareholders in payment of distributions declared	1,912,323	18,018,626	1,085,000	9,555,838
Shares redeemed	(7,619,770)	(71,801,280)	(16,490,597)	(141,136,968)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	58,048,482	$548,923,046	(3,699,455)	$(26,934,448)
	Year Ended 11/30/2021		Year Ended 11/30/2020
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	699,078	$6,647,300	215,006	$1,933,419
Shares issued to shareholders in payment of distributions declared	31,392	297,616	18,827	167,171
Shares redeemed	(119,793)	(1,140,044)	(128,034)	(1,115,087)
NET CHANGE RESULTING FROM R6 SHARE TRANSACTIONS	610,677	$5,804,872	105,799	$985,503
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	57,569,080	$544,411,081	(8,931,009)	$(71,573,737)
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from allocated income from partnerships.
For the year ended November 30, 2021, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(1,477)	$1,477
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2021 and 2020, was as follows:
	2021	2020
Ordinary income	$32,343,369	$22,368,052
As of November 30, 2021, the components of distributable earnings on a tax-basis were as follows:
Distributions payable	$(76,302)
Unrealized depreciation	$(32,860,434)
Capital loss carryforwards and deferrals	$(63,556,596)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for defaulted securities, deferral of losses on wash sales, non-taxable dividends and partnership adjustments, discount accretion/premium amortization on debt securities, mark-to-market on futures contracts and options.
At November 30, 2021, the cost of investments for federal tax purposes was $1,189,069,715. The net unrealized depreciation of investments for federal tax purposes was $32,681,235. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,025,766 and net unrealized depreciation from investments for those securities having an excess of cost over value of $39,707,001. The amounts presented are inclusive of derivative contracts.
As of November 30, 2021, the Fund had a capital loss carryforward of $63,556,596 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$—	$63,556,596	$63,556,596
The Fund used capital loss carryforwards of $22,060,786 to offset capital gains realized during the year ended November 30, 2021.
At November 30, 2021, for federal income tax purposes, the Fund had $3,759 in straddle loss deferrals.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.55% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2021, the Adviser voluntarily waived $860,106 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2021, the Adviser reimbursed $16,922. For the year ended November 30, 2021, the Adviser voluntarily reimbursed $292,130 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2021, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2021, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$42,440
Class C Shares	295,603
TOTAL	$338,043
For the year ended November 30, 2021, the Fund’s Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2021, FSC retained $75,356 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2021, FSC retained $22,605 in sales charges from the sale of Class A Shares. FSC also retained $2,050, $1,714, $2,674 and $2,857 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2021, FSSC received $26,690 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.93%, 1.73%, 1.70%, 0.93%, 0.61% and 0.60%, (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2023; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2021, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $530,735,000 and $112,902,617, respectively. Net realized gain recognized on the sale transactions was $3,033,418.
Annual Shareholder Report

Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2021, were as follows:
Purchases	$720,817,019
Sales	$262,058,392
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 23, 2021. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2021, the Fund had no outstanding loans. During the year ended November 30, 2021, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2021, there were no outstanding loans. During the year ended November 30, 2021, the program was not utilized.
Annual Shareholder Report

10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04 “Facilitation of the Effects of Reference Rate Reform on Financial Reporting,” which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU 2020-04 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2021, 0% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2021, 0.00% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES STRATEGIC INCOME FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Strategic Income Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Fixed Income Securities, Inc. (the “Corporation”), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Fixed Income Securities, Inc. at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.

Boston, Massachusetts
January 29, 2022
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 to November 30, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2021	Ending Account Value 11/30/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$987.80	$4.63
Class B Shares	$1,000	$984.00	$8.36
Class C Shares	$1,000	$984.10	$8.31
Class F Shares	$1,000	$987.70	$4.58
Institutional Shares	$1,000	$990.30	$3.09
Class R6 Shares	$1,000	$989.40	$3.04
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.41	$4.71
Class B Shares	$1,000	$1,016.65	$8.49
Class C Shares	$1,000	$1,016.70	$8.44
Class F Shares	$1,000	$1,020.46	$4.66
Institutional Shares	$1,000	$1,021.96	$3.14
Class R6 Shares	$1,000	$1,022.01	$3.09

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.93%
Class B Shares	1.68%
Class C Shares	1.67%
Class F Shares	0.92%
Institutional Shares	0.62%
Class R6 Shares	0.61%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Corporation comprised two portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs, General
Counsel and Secretary to the Board of Directors, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes’ taxable fixed-income products in 2004 and also serves as a
Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2021
Federated Hermes Strategic Income Fund (the “Fund”)
At its meetings in May 2021 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The Board also considered such additional
Annual Shareholder Report

matters as the Independent Directors deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”), which include a comprehensive array of funds with different investment objectives, policies and strategies, and the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the
Annual Shareholder Report

fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with a fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds.
In addition to considering the above-referenced factors, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection
Annual Shareholder Report

with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by the Adviser and its affiliates. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade execution capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
The Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account the Adviser’s communications with the Board in light of the market volatility amidst the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
Annual Shareholder Report

The Board received and evaluated information regarding the Adviser’s regulatory and compliance environment. The Board considered the Adviser’s compliance program, compliance history, and reports from the CCO about the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and, in particular, the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered discussions with Federated Hermes regarding the implementation of its business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
Based on these considerations, the Board concluded that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant investment categories and the Fund’s benchmark index, portfolio attribution information and commentary on the effect of current and recent market conditions.
Annual Shareholder Report

The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2020, the Fund’s performance was above the median of the relevant Performance Peer Group.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its deliberations. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other mutual funds’ fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients (such as institutional separate accounts) and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the
Annual Shareholder Report

Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so (or continue to do so) in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that cost allocations on a fund-by-fund basis may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Annual Shareholder Report

Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management (including market data on which portfolio managers make investment decisions), trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fees as a fund attains a certain size.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from
Annual Shareholder Report

management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Fixed Income Securities, Inc. (the Corporation) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Strategic Income Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program with respect to the Fund (the “Administrator”). Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program with respect to each Federated Hermes Fund that is managed by such advisory subsidiary (collectively, the “Administrator”). The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2021, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2020 through March 31, 2021 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where
Annual Shareholder Report

applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the March-April 2020 market conditions, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31417P502
CUSIP 31417P601
CUSIP 31417P700
CUSIP 31417P809
CUSIP 31417P841
CUSIP 31417P833
G00324-02 (1/22)
© 2022 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 – $67,230

Fiscal year ended 2020 - $65,530

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $42,488 and $41,103 respectively. Fiscal year ended 2021- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2020- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2021 - $86,486

Fiscal year ended 2020 - $102,522

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Fixed Income Securities, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 29, 2022

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 29, 2022